UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2017 (April 19, 2017)

ARCONIC INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Park Avenue, New York, New York		10022-4608
(Address of Principal Executive Offices)		(Zip Code)

Office of Investor Relations 212-836-2758

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On April 5, 2017, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC (the “Purchasers”) commenced cash tender offers (the “Offers”) for certain of the outstanding debt securities of Arconic Inc. (the “Company”), including the Company’s 6.500% Senior Notes due 2018 (the “6.500% Notes”), 6.750% Senior Notes due 2018 (the “6.750% Notes”) and 5.720% Senior Notes due 2019 (the “2019 Notes”, and together with the 6.500% Notes and 6.750% Notes, the “Notes”). The Offers were made pursuant to an offer to purchase dated April 5, 2017 and related letter of transmittal, which set forth the terms and conditions of the Offers.

Early Results of Offers

On April 19, 2017, the Company issued a press release announcing the early tender results for the Offers. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pricing for Offers

On April 19, 2017, the Company issued a press release announcing that the Purchasers had priced the Offers. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Purchase of Notes

On April 24, 2017, the Company purchased $44,974,000 in aggregate principal amount of the 6.500% Notes, and $249,999,000 in aggregate principal amount of the 2019 Notes from the Purchasers.

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the press releases attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following are filed as exhibits to this report:

99.1	Arconic Inc. press release dated April 19, 2017 (Early Results).

99.2	Arconic Inc. press release dated April 19, 2017 (Pricing).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCONIC INC.

Dated: April 24, 2017	By:	/s/ Peter Hong
	Name:	Peter Hong
	Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Arconic Inc. press release dated April 19, 2017 (Early Results).

99.2	Arconic Inc. press release dated April 19, 2017 (Pricing).